                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1998, included in Gene Logic Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.


Baltimore, Maryland
    November 30, 1998